Skye Bioscience and Redx Pharma Announce Transaction Agreement and $125 Million in Financings
•Combined company to trade on Nasdaq and operate as Fibrx Therapeutics, a fibrosis-focused company led by the Redx management team and board

•Company’s lead program will be RXC008, Redx’s GI-restricted pan-ROCK inhibitor for the treatment of fibrostenotic Crohn’s disease, with an open U.S. IND, FDA Fast Track designation, and a planned Phase 2 clinical study

•Concurrent aggregate financings of approximately $125 million committed by a syndicate of new and existing leading healthcare institutional investors

•Financings expected to fund operations through RXC008 Phase 2 clinical trial – topline data expected H2 2028

Companies to hold a joint conference call on August 14, 2026 at 10 a.m. ET

SAN DIEGO, U.S., and ALDERLEY PARK, U.K., August 14, 2026 -- Skye Bioscience, Inc. (“Skye”) (Nasdaq: SKYE), and Redx Pharma Limited (“Redx”), a U.K. based, privately-held clinical-stage biotechnology company focused on developing novel, small molecule, targeted medicines for fibrotic disease, today announced that they have entered into a definitive transaction agreement (the “Transaction Agreement”).
Under the Transaction Agreement, Skye will acquire the entire issued share capital of Redx via a scheme of arrangement (the “Scheme of Arrangement”) under Part 26 of the U.K. Companies Act 2006 (the “Transaction”). Upon completion of the Transaction in accordance with the Transaction Agreement, the combined company will be led by Redx’s current management team and board of directors, plans to operate under the name Fibrx Therapeutics, Inc. (“Fibrx”), and trade on Nasdaq.
In connection with the Transaction, a number of financing components were executed which together will provide the combined company with aggregate gross proceeds of approximately $125 million. This includes Skye entering into a securities purchase agreement with a syndicate of new and existing leading healthcare investors including Abingworth, British Business Bank1, NextBio Capital and 5AM Ventures, as well as Redx’s existing major shareholder, Redmile, for a private placement financing of approximately $68 million in gross proceeds that is expected to close immediately after the closing of the Transaction (the “PIPE Financing”).
Additionally, Redx entered into a subscription agreement for a Series A financing of $36 million in gross proceeds, which was led by new Redx investor, Abingworth, and included British Business Bank and Redx’s existing major shareholder, Redmile (the “Series A Financing” and, together with the PIPE Financing, the “Financing”). The Series A Financing has been approved by the Redx board of directors and, subject to Redx shareholder approval, is expected to close within the next few days.
1 The investment from British Patient Capital Limited into Redx Pharma Limited does not amount to any endorsement or warranty from British Patient Capital Limited, the British Business Bank plc or the government of the United Kingdom.

v.

Further to this, in connection with the PIPE Financing, Skye also entered into an agreement with a fund affiliated with Redmile for a committed equity line facility of up to $22 million (the "Equity Line Facility"), which supports the PIPE Financing described above, and pursuant to which Skye will, at the closing of the Transaction, issue to Redmile a warrant to purchase shares of common stock valued at $5 million on the terms set forth therein (the "Redmile Warrant").
The boards of directors of both companies have unanimously approved the Transaction, with an expected close in Q4 2026, subject to certain closing conditions, as outlined below. In connection with the Transaction, certain shareholders of Skye and Redx have entered into voting and support agreements pursuant to which they have agreed to vote their shares in favor of the Transaction.
Upon completion of the Transaction, the combined company’s cash and cash equivalents balance, including the funds from the Financing, is expected to fund Fibrx’s operations into 2029 and through key clinical milestones, including topline data from the RXC008 Phase 2 clinical study, expected in H2 2028.
Strategic Rationale for the Transaction
The combined company, Fibrx, will focus on advancing certain fibrosis assets of Redx through clinical and pre-clinical development. The lead asset, RXC008, is a potential first-in-class GI-restricted pan-ROCK inhibitor for the treatment of fibrostenotic Crohn’s disease which is now ready to commence a Phase 2 clinical study in patients. There are no current approved therapeutic treatment options to address the underlying fibrotic aspects of this disease, with surgical intervention often required. In pre-clinical studies, Redx has demonstrated the potential to reverse the formation of fibrosis in the GI-tract which would revolutionize treatment options for this patient population if demonstrated in clinical trials. Data from the Phase 1 study showed favorable tolerability and tissue exposure with no clinically relevant systemic breakthrough or hypotension observed, and a favorable safety profile with no serious adverse events reported. These data were presented at the European Crohn’s and Colitis Organization congress (ECCO) 2025 and Digestive Disease Week (DDW) 2025. RXC008 has an open Investigational New Drug (IND) application in the U.S. and was granted FDA Fast Track designation in January 2026.
“This transaction gives Redx the capital and the platform to progress our pipeline and deliver the Phase 2 program for our lead asset, RXC008, a GI-restricted pan-ROCK inhibitor. We believe this is an exciting opportunity to be a leader in developing a therapeutic option for patients suffering with fibrostenotic Crohn’s disease, considered by many to be one of the largest unmet medical needs in IBD, by directly targeting fibrosis in stricturing disease for which there is currently no treatment option other than surgery,” said Lisa Anson, Redx’s Chief Executive Officer. “We are delighted to have attracted a number of leading institutional biotech investors, and the Nasdaq listing will facilitate engagement with a deep pool of capital that will be required to support our future growth. We are excited to be launching Fibrx as a clinical-stage fibrosis-focused company with the prospect of creating substantial value for investors while delivering a meaningful positive impact for patients.”
“Over the last several months, Skye has evaluated a wide range of options to maximize shareholder value, including an assessment of our internal pipeline, financing opportunities and strategic alternatives,” said Punit Dhillon, President and Chief Executive Officer of Skye. “We believe this transaction provides our shareholders a compelling opportunity to realize both short- and long-term value creation through Redx’s novel anti-fibrotic therapies, led by their first-in-class pan-ROCK

v.

inhibitor, RXC008. In addition, Skye shareholders will receive a contingent value right entitling them to receive 90% of net cash proceeds that may be realized for the monetization by the combined company of nimacimab and its associated intellectual property.”
Transaction Highlights
•Combined Company Expected to be Funded into 2029 and Through Key Value Inflection Points
•Combined Company to Advance Redx’s Pipeline of Novel Anti-Fibrotic Therapeutics:
oGI-restricted pan-ROCK Inhibitor, RXC008: An oral, GI-restricted pan-ROCK inhibitor being developed as a potential treatment for fibrostenotic Crohn's disease, ready to commence a Phase 2 clinical study with topline data expected in H2 2028.
oDiscoidin Domain Receptor Inhibitor: A pre-clinical discoidin domain receptor (DDR) inhibitor program with five distinct chemical series and multiple patents across both dual DDR1/DDR2, and selective inhibitors. DDRs are tyrosine kinase collagen receptors with expression increased in many fibrotic diseases including kidney, lung, and liver fibrosis, with potential first-in-class opportunities. IND submission for a DDR inhibitor is expected in 2027.
oSelective ROCK2 Inhibitor, Zelasudil, (RXC007): A next-generation selective ROCK2 inhibitor, with potential for use in interstitial lung diseases and multiple other fibrotic indications such as MASH and cancer-associated fibrosis. RXC007 has completed a successful signal searching Phase 2 clinical program in idiopathic pulmonary fibrosis (IPF) patients and is a candidate for partnering.
•Experienced Leadership Team: Upon completion of the Transaction, the current Redx management team will transition to lead the combined company, Fibrx, with Lisa Anson as Chief Executive Officer. Lisa is an experienced global biopharma leader whose career includes 20-years at AstraZeneca plc. Peter Collum, currently Redx’s Chief Financial Officer based in the U.S., will serve as Fibrx’s CFO. Dr. Mei-Lun Wang, a pediatric gastroenterologist with over 25 years of clinical practice and industry experience, will join Fibrx as Chief Medical Officer. Both Dr. Caroline Phillips, Redx’s Chief Scientific Officer and Dr. Cliff Jones, Redx’s Chief Technical Officer, who have been at Redx for over ten years and who have led multiple successful drug development programs, will remain in their executive positions at the combined company.
•Redx Board to Comprise a Majority of the Board of Combined Company: It is expected that the current members of the Redx board of directors will form a majority of the board of directors of the combined company upon completion of the Transaction. The combined company will be headquartered in Alderley Park, U.K., the current headquarters of Redx.
Additional Details about the Transaction and Financing
The Transaction has been unanimously approved by the boards of directors of both companies and is expected to close in Q4 2026, subject to certain closing conditions, including the approval by the shareholders of each company, certain regulatory approvals, sanction of the Scheme of Arrangement of Redx by the High Court of Justice of England and Wales, the securities issuable in the Transaction having been approved for listing on Nasdaq and the satisfaction of other customary

v.

closing conditions. Upon completion of the Transaction, the Company is expected to be branded as Fibrx Therapeutics, Inc. and to trade on Nasdaq. with an estimated total number of shares outstanding of 934,235,920 on a fully diluted basis.
Pro-forma Ownership Split
Accordingly, following the closing, pre-Transaction Skye equity holders are expected to own approximately 5.38% of the combined company, pre-Transaction Redx equity holders are expected to own approximately 46.17% of the combined company and investors participating in the Financing are expected to own approximately 48.45% of the combined company. The percentage ownership of the combined company that Skye stockholders will own as of the closing of the Transaction is subject to adjustment based on the estimated amount of Skye’s net cash immediately prior to the closing date.
Contingent Value Rights (CVRs)
In connection with the closing, pre-Transaction Skye equity holders will receive one contingent value right (“CVR”) per share of Skye common stock, entitling them to receive in the aggregate, in the form of cash, 90% of net proceeds, if any, realized from the monetization of Skye’s legacy asset, nimacimab, and its intellectual property during the 12-month period following the closing.
In addition, certain pre-Transaction Redx shareholders will receive one CVR per ordinary share of Redx, entitling them to receive, in the form of shares of Fibrx, 100% of net proceeds, if any, realized from the monetization of certain of Redx’s legacy and partnered assets and their intellectual property during the 15-year period following closing.
Conference Call and Additional Materials
Skye and Redx will host a conference call and webcast today at 10 a.m. ET to discuss the Transaction. The live webcast of the call can be accessed here: https://events.q4inc.com/attendee/691330119 (please register in advance to listen to this call). The webcast and accompanying slides as well as a replay of the conference call will be available on both companies’ investor relations websites.

Advisors
Leerink Partners and MTS Health Partners are acting as Placement Agents in connection with the PIPE Financing. MTS Health Partners is acting as exclusive Placement Agent in connection with the Series A Financing. Wedbush PacGrow is acting as exclusive financial advisor to Redx on the strategic transaction. Cooley LLP is advising as legal counsel to Redx. Stifel is acting as exclusive financial advisor to Skye on the strategic transaction, and Morrison & Foerster LLP is advising as legal counsel to Skye.  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. is advising as legal counsel to the Placement Agents.
Nimacimab and the CBeyond Program
Nimacimab was evaluated in the CBeyond Phase 2a trial for weight loss in patients who have obesity or are overweight, the results of which will be described in Skye's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, to be filed later today. Following a review of the evolving landscape for anti-obesity medicines and of the commercial opportunity for the target product

v.

profile nimacimab could achieve, in the second quarter of 2026, Skye discontinued the CBeyond trial, paused nimacimab development activities and engaged a financial advisor to evaluate strategic alternatives in order to maximize stockholder value. The CVRs to be issued to pre-Transaction Skye shareholders described above are intended to preserve for pre-Transaction Skye shareholders the economics of any future monetization of the nimacimab program.
About Redx Pharma
Redx Pharma is a clinical-stage biotechnology company focused on the development of novel, small molecule, targeted medicines for the treatment of fibrotic disease, developing therapeutic treatment options in areas of high unmet need. The company has a leading position in therapies targeting the ROCK pathway and its lead asset RXC008, a GI-restricted pan-ROCK inhibitor for the treatment of fibrostenotic Crohn's disease, is commencing a Phase 2 clinical study during the second half of 2026. The company’s portfolio also includes zelasudil (RXC007), a next-generation selective ROCK2 inhibitor, with potential in interstitial lung diseases and multiple other fibrotic indications such as MASH and cancer-associated fibrosis, having completed a successful signal searching Phase 2 clinical program in idiopathic pulmonary fibrosis (IPF) patients. Additionally, the Company is advancing a novel Discoidin Domain Receptor (DDR) program, targeting chronic kidney disease, through pre-clinical studies.
About Skye Bioscience
Skye Bioscience, Inc. (Nasdaq: SKYE) is a clinical-stage biotechnology company. Its lead program has been nimacimab, a negative allosteric modulating antibody that peripherally inhibits the CB1 receptor, developed for weight loss in patients with obesity or overweight and evaluated in the CBeyond Phase 2a trial. Additional information is contained in Skye's periodic reports filed with the SEC. For more information, visit www.skyebioscience.com.
About Fibrx Therapeutics
Upon completion of the Transaction, the combined company will operate as Fibrx Therapeutics, Inc., a clinical-stage biotechnology company focused on the development of novel, small molecule, targeted medicines for fibrotic disease, led by Redx's current management team. Fibrx's lead program is RXC008, a GI-restricted pan-ROCK inhibitor for the treatment of fibrostenotic Crohn's disease, which has an open U.S. IND, FDA Fast Track designation, and a planned Phase 2 clinical study with topline data expected in H2 2028. Fibrx's pipeline also includes zelasudil (RXC007), a next-generation selective ROCK2 inhibitor, and a pre-clinical Discoidin Domain Receptor (DDR) inhibitor program. Fibrx is expected to trade on Nasdaq and be headquartered in Alderley Park, U.K.
Important Information and Where to Find It
In connection with the proposed transaction between Redx Pharma Limited (“Redx”) and Skye Bioscience, Inc. (“Skye” or the “Company”) (the “Transaction”), the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to the Company’s stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders. STOCKHOLDERS ARE URGED

v.

TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or the Company’s website at https://ir.skyebioscience.com/sec-filings/all-sec-filings.
No Offer or Solicitation
This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed Transaction, the Financing, the Equity Line Facility, or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The offer and sale of the Skye securities to be issued in the proposed Transaction, the proposed PIPE Financing and the Equity Line Facility (including the Redmile Warrant and the shares issuable upon its exercise), and of the Redx securities to be issued in the proposed Series A Financing have not been registered under the Securities Act or any state or other applicable jurisdictions’ securities laws, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state or other jurisdictions’ securities laws.
Participants in the Solicitation
Skye and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Transaction. Information regarding Skye’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in (i) Skye’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 10, 2026, (ii) Skye’s definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 16, 2026, (iii) Skye’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, which was filed with the SEC on May 11, 2026, and (iv) other documents subsequently filed with the SEC from time to time, including the Proxy Statement to be filed by Skye in connection with the proposed Transaction. To the extent holdings of Skye’s securities by its directors or executive officers have changed since the amounts set forth in the foregoing filings, such changes have been or will be reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and the Company’s website at https://ir.skyebioscience.com/sec-filings/all-sec-filings.
Forward-Looking Statements

v.

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements about the anticipated completion and the timing of closing of the Transaction and the Financing, including Redx’s and Skye’s ability to satisfy the closing conditions thereof; the anticipated benefits of the Transaction and the Financing; expectations regarding the pro forma ownership percentages of the combined company; expectations regarding the potential of Redx’s product candidates, including RXC008, and the timing of clinical studies and data readouts, including the planned Phase 2 clinical study of RXC008; expectations regarding the proceeds from the Financing, combined company’s cash and cash equivalents and expected cash runway; the anticipated terms, timing of entry into definitive documentation, and availability of the Equity Line Facility with Redmile, including its function to support the size of the PIPE Financing, and the terms of the related Redmile Warrant; anticipated benefits of the CVRs, including the amount and duration of potential payments thereunder; and expectations regarding the composition of the board of directors and management team, and the headquarters, of the combined company; Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. Forward-looking statements are subject to certain risks, uncertainties or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transaction and Financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement; uncertainties as to the ability to obtain stockholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transaction and Financing may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction, or only grant approval subject to adverse conditions or limitations; the possibility that the Equity Line Facility does not become effective or is reduced or terminated in accordance with its terms; the effects of the Transaction on relationships with employees, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Redx may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Redx and Skye will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; changes in Skye’s business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction, or the announcement thereof, on Skye’s and Redx’s stock price and/or operating results; and the other risks and uncertainties discussed in Skye’s periodic reports filed with the SEC, including Skye’s quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks

v.

associated with the Transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. The list of factors presented in the foregoing is not complete and you should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Skye and Redx, and, except as required by applicable law, Skye and Redx disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.
Contact
Redx Pharma Contact
UK Headquarters
Caitlin Pearson, Head of Communications
ir@redxpharma.com
Media Inquiries
FTI Consulting, Simon Conway
+44 (0)203 727 1000
Skye Bioscience Contact
Investor Relations
ir@skyebioscience.com
(858) 410-0266
LifeSci Advisors, Mike Moyer
mmoyer@lifesciadvisors.com
(617) 308-4306
Media Inquiries
LifeSci Communications, Michael Fitzhugh
mfitzhugh@lifescicomms.com
(415) 269-7757

v.